Exhibit 10.27(f)
AMENDMENT NO. 5 TO UNCOMMITTED LOAN AGREEMENT
This Amendment No. 5 (this “Amendment”) dated as of September 2, 2025, is between Bank of America, N.A. (the “Bank”) and Middlesex Water Company, a New Jersey corporation, Tidewater Utilities, Inc., a Delaware corporation, White Marsh Environmental Systems, Inc., a Delaware corporation, Pinelands Water Company, a New Jersey corporation, Pinelands Wastewater Company, a New Jersey corporation, Utility Service Affiliates, Inc., a New Jersey corporation and Utility Service Affiliates (Perth Amboy) Inc., a New Jersey corporation (individually and collectively, the “Borrower”).
RECITALS
A. The Bank and the Borrower entered into a certain Uncommitted Loan Agreement dated as of January 28, 2021 (together with any previous amendments, the “Agreement”).
B. The Bank and the Borrower desire to amend the Agreement. This Amendment shall be effective on September 2, 2025, subject to any conditions stated in this Amendment.
AGREEMENT
1.     Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.
2. Amendments. The Agreement is hereby amended as follows:
2.1In Paragraph 2.2 the date “January 23, 2026” is changed to “July 31, 2026”.
2.2The first sentence of Paragraph 2.4(b) is amended and restated to read in its entirety as follows:
“(b) A “Daily SOFR Loan” is a Loan that bears interest equal to Daily SOFR plus 1.10 percentage points.
2.3The first sentence of Paragraph 2.4(c) is amended and restated to read in its entirety as follows:
“(c) A “Term SOFR Loan” is a Loan that bears interest equal to Term SOFR plus 1.10 percentage points.
3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower’s powers, has been duly authorized, and does

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not conflict with any of the Borrower’s organizational papers, (e) the information included in the Beneficial Ownership Certification most recently provided to the Bank, if applicable, is true and correct in all respects, and (f) as of the date of this Amendment and throughout the term of the Agreement, no Borrower or Guarantor, if any, is (1) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (2) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986 (the “Code”); (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA.
4. Conditions. The effectiveness of this Amendment is conditioned upon the Bank’s receipt of the following items, in form and content acceptable to the Bank:
4.1A fully executed counterpart of this Amendment from the Borrower in form satisfactory to the Bank.
4.2KYC Information.
(a)Upon the request of the Bank, the Borrower shall have provided to the Bank, and the Bank shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act.
(b)If the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall have provided a Beneficial Ownership Certification to the Bank if so requested.
4.3Evidence that the execution, delivery and performance by the Borrower of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.
4.4Payment by the Borrower of all costs, expenses and attorneys’ fees (including allocated costs for in-house legal services) incurred by the Bank in connection with this Amendment.
5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement, including but not limited to any Waiver of Jury Trial or Dispute Resolution Provision contained therein, shall remain in full force and effect.
6. Electronic Records and Signatures. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may, if agreed by the Bank, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf. The Borrower agrees that any Electronic Signature (including, without limitation, facsimile or .pdf) on or associated with any Communication shall be valid and binding on the Borrower to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered to the Bank. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted

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into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Bank may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the Bank’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Bank is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Bank pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Bank has agreed to accept such Electronic Signature, the Bank shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Obligor without further verification and (b) upon the request of the Bank any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
7. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

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Exhibit 10.27(f)
    The parties executed this Amendment as of the date stated at the beginning of this Amendment, intending to create an instrument executed under seal.
Bank:
Bank of America, N.A.
By: /s/ Dilcia Pena Hill______________________________
Dilcia P. Hill, Senior Vice President
Borrower:
Middlesex Water Company
By: /s/ Mohammed G. Zerhouni______________________________
Mohammed G. Zerhouni, SVP, Chief Financial Officer and Treasurer
Tidewater Utilities, Inc.
By: /s/ Mohammed G. Zerhouni______________________________
Mohammed G. Zerhouni, Chief Financial Officer
White Marsh Environmental Systems, Inc.
By: /s/ Mohammed G. Zerhouni______________________________
Mohammed G. Zerhouni, Chief Financial Officer
Pinelands Water Company
By: /s/ Mohammed G. Zerhouni______________________________
Mohammed G. Zerhouni, Vice President and Treasurer
Pinelands Wastewater Company
By: /s/ Mohammed G. Zerhouni______________________________
Mohammed G. Zerhouni, Vice President and Treasurer
Utility Service Affiliates, Inc.
By: /s/ Mohammed G. Zerhouni______________________________
Mohammed G. Zerhouni, Treasurer
Utility Service Affiliates (Perth Amboy) Inc.
By: /s/ Mohammed G. Zerhouni______________________________
Mohammed G. Zerhouni, Vice President and Treasurer

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Exhibit 10.27(f)

Address where notices to the Bank are to be sent:	Address where notices to the Borrower are to be sent:
Dilcia P. Hill	Middlesex Water Company 485 C Route 1 South, Suite 400, Iselin NJ 08830-3020 Attention: Mohammed G. Zerhouni
Senior Vice President Commercial Credit Officer Global Commercial Banking Bank of America NJ7-550-04-02, 194 Wood Ave. South, Iselin, NJ 08830 T 732 321 5925 F 212 230 8577 dilcia.p.hill@bofa.com

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